FRANKLY INC.

(INCORPORATED (BY CONTINUANCE) UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA))

NUMBER
CERT.9999

CLASS A SHARES
9,000,000********
9,000,000******
****9,000,000********
*****9,000,000*******
******9,000,000******

THIS CERTIFIES THAT

* SPECIMEN *

is the registered owner of

* NINE MILLION AND 00/100 *

FULLY PAID AND NON-ASSESSABLE CLASS A RESTRICTED VOTING COMMON SHARES IN THE CAPITAL OF

FRANKLY INC.

transferable only on the books of the Company by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED by
TSX Trust Company
Toronto, Ontario, Canada.
Transfer Agent and Registrar

Steven Chung
Chief Executive Officer

Jungsoo Park
Vice President, Operations

By ______________________
AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada.

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

5807841

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

			-				-			

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Company, with full power of substitution in the premises.

Dated ______________________________

Signature: ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by: ______________________________________

999999

TIR5405

ACCT9999

CERT.9999

RESTRICTIONS

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.